MASSMUTUAL PREMIER FUNDS
MassMutual Premier International Equity Fund
(the “Fund”)
Supplement dated July 1, 2019 to the
Prospectus dated February 1, 2019 and the
Summary Prospectus dated February 1, 2019
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
Effective July 1, 2019, the following information under the heading Annual Fund Operating Expenses in the section titled Fees and Expenses of the Fund (page 70 in the Prospectus) is hereby replaced by the following information:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
Management Fees	.85%	.85%	.85%	.85%	.85%	.85%	.85%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.12%	.22%	.32%	.42%	.42%	.32%	.32%
Total Annual Fund Operating Expenses	.97%	1.07%	1.17%	1.27%	1.52%	1.42%	1.67%
Fee Waiver	(.02%)	(.02%)	(.02%)	(.02%)	(.02%)	(.02%)	(.02%)
Total Annual Fund Operating Expenses after Fee Waiver(1)	.95%	1.05%	1.15%	1.25%	1.50%	1.40%	1.65%
(1) MML Advisers has agreed to waive .02% of its management fees through January 31, 2021. This Agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$97	$306	$533	$1,187
Class R5	$107	$337	$587	$1,303
Service Class	$117	$368	$641	$1,418
Administrative Class	$127	$400	$694	$1,531
Class A	$694	$1,001	$1,330	$2,260
Class R4	$143	$446	$773	$1,699
Class R3	$168	$523	$904	$1,973
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
B3000M-19-04
IE-19-02